UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21601

PIMCO Income Strategy Fund II
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna -1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2013

Date of reporting period:	July 31, 2013

Item 1.   Report to Shareholders

Table of Contents

2-3	Letter from Chairman of the Board & President
4-5	Fund Insights
6-7	Performance & Statistics
8-31	Schedules of Investments
32	Statements of Assets and Liabilities
33	Statements of Operations
34-35	Statements of Changes in Net Assets
36-56	Notes to Financial Statements
57-58	Financial Highlights
59	Report of Independent Registered Public Accounting Firm
60-61	Tax Information/Joint Annual Shareholder Meeting Results/Changes to Board of Trustees
62-66	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
67-68	Privacy Policy/Proxy Voting Policies & Procedures
69-70	Dividend Reinvestment Plan
71-72	Board of Trustees
73	Fund Officers

Letter from Chairman of the Board & President

Dear Shareholder:

The US economy continued to expand during the fiscal twelve-month reporting period ended July 31, 2013. Bond yields rose sharply, while the Federal Reserve’s (the “Fed”) monetary policy drove stocks to reach record highs on several occasions.

Twelve-Month Period in Review through July 31, 2013

•  PIMCO Income Strategy Fund returned 15.65% on net asset value (“NAV”) and 5.69% on market price.

•  PIMCO Income Strategy Fund II returned 15.26% on NAV and 6.80% on market price.

The Barclays US Credit Index, a measure of high quality corporate bond performance, declined 1.12%; the Barclays US High Yield Bond Index, a measure of below investment-grade corporate bond performance, rose 9.49%; and government bonds, as represented by the Barclays Intermediate-Term Treasury Index, fell 1.14% during the reporting period. The Barclays US Aggregate Bond Index, a broad credit market measure of government and corporate securities, decreased 1.91% and mortgage-backed securities, reflected by the Barclays Fixed Rate MBS Index, dropped 2.03%. As for stocks, the Standard & Poor’s 500 Index advanced 25.00% during the twelve-month fiscal period ended July 31, 2013.

Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 2.8% during the third quarter of 2012. GDP growth decelerated to 0.1% during the fourth quarter of 2012, as private inventory investment and federal government spending moderated. However, GDP growth rose to 1.1% during the first quarter of 2013, partially due to stronger consumer spending. According to an initial estimate from the US Commerce Department, GDP growth improved to a 1.7% annual pace during the second quarter of 2013.

Although US economic data was mixed, there were continuing signs of the long-awaited recovery in the housing market. Unemployment remained elevated, however, the unemployment rate declined from 8.2% in July 2012 to 7.4% in July 2013, as new job growth trended higher. Elsewhere, despite concerns related to higher tax rates, the “fiscal cliff” and sequestration, consumer spending held up relatively well during the twelve-month period.

2  July 31, 2013 | Annual Report

Outlook

Market volatility increased sharply during the end of the fiscal reporting period. This was not triggered by economic concerns, but rather uncertainties surrounding the Fed tapering its asset purchases. We expect the Fed’s policy stance to remain accommodative, even if it begins to taper its purchase program toward the end of the year. Tapering of the Fed’s purchase program is likely to create higher volatility, however we believe the Fed will only raise interest rates if it is confident the economic recovery is on solid footing.

Receive this report electronically and eliminate paper mailings. To enroll, visit: us.allianzgi.com/edelivery.

With respect to the US economy, consumer spending will be an important factor going forward as it comprises in excess of two-thirds of GDP. The US Commerce Department reported that retail sales rose for the fourth consecutive month in July 2013. In addition, there were signs that consumers have their balance sheets in order. While the global financial crisis of 2008-2009 has had a significant impact on consumers’ mindset, it appears that as the employment situation improves, consumer confidence will likely rise, with spending to follow. This could help drive the economy during the remainder of the year and into 2014.

For specific information on the Funds’ and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

Annual Report | July 31, 2013  3

Fund Insights

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013 (unaudited)

For the twelve-months ended July 31, 2013, PIMCO Income Strategy Fund returned 15.65% on net asset value (“NAV”) and 5.69% on market price.

For the twelve-months ended July 31, 2013, PIMCO Income Strategy Fund II returned 15.26% on NAV and 6.80% on market price.

The unmanaged Barclays US Aggregate Bond Index and Barclays US Credit Index declined 1.91% and 1.12% respectively, during the reporting period. US fixed income market’s experienced periods of volatility during the period. This was triggered by a number of factors, including moderating global growth, uncertainties regarding sequestration and the ongoing European sovereign debt crisis. The Federal Reserve (the “Fed”) and other developed country central banks maintained their accommodative monetary policies during the reporting period. However, following its meeting on June 19, 2013, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This triggered a sharp rise in Treasury yields and falling bond prices. The benchmark 10-year Treasury bond began the fiscal period yielding 1.51% and ended the period at 2.60%.

While the fundamentals in the US credit market remained solid overall, it was dragged down by periods of investor risk aversion and rising interest rates. The corporate bond market was supported at times by company profits that often exceeded expectations, corporate balance sheets which were often flush with cash and low defaults. However, these positive developments were more than offset as the corporate bond market sold off toward the end of 2012 as well as in January, May and June 2013.

Sector exposures produce mixed result to the Funds’ performance

During the reporting period, PIMCO Income Strategy and PIMCO Income Strategy II (the “Funds’“) outperformed the broad US fixed income market (as measured by the Barclays US Aggregate Bond Index) as well as the US credit market (as measured by the Barclays US Credit Index).

An allocation to non-agency mortgage-backed securities was a significant contributor for performance, as these bonds generally outperformed the broader market, supported by overall strong demand. An emphasis on select high quality banking issues aided performance, as bonds also outperformed the broader market. In addition, the Funds’ overweighting to the Insurance sector was additive to performance as this sector outperformed the broad credit market. An allocation to Build America Bonds was rewarded, as these subsidized taxable municipal securities generally outperformed the broader market.

4  July 31, 2013 | Annual Report

On the downside, the Funds’ long US duration position in the second quarter of 2013 detracted from performance as rates increased sharply during this time period. Long duration positioning in the UK during 2013 was negative, as rates increased. A tactical allocation to the Brazilian real in the second quarter of 2013 was negative, as the currency weakened against the US dollar. Finally, a tactical allocation to emerging market debt in 2013 was negative, as the asset class underperformed the broader credit market.

Annual Report | July 31, 2013  5

Performance & Statistics

PIMCO Income Strategy Fund

July 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	5.69%	15.65%
5 Year	9.93%	9.19%
Commencement of Operations (8/29/03) to 7/31/13	5.47%	6.01%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/13	Market Price	$11.83
	NAV	$11.70
NAV	Premium to NAV	1.11%
Market Price	Market Price Yield(2)	9.13%
	Leverage Ratio(3)	21.17%

6  July 31, 2013 | Annual Report

Performance & Statistics

PIMCO Income Strategy Fund II

July 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	6.80%	15.26%
5 Year	8.45%	6.60%
Commencement of Operations (10/29/04) to 7/31/13	3.48%	4.14%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/13	Market Price	$10.24
	NAV	$10.29
NAV	Discount to NAV	-0.49%
Market Price	Market Price Yield(2)	9.38%
	Leverage Ratio(3)	21.00%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for each Fund ‘s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at July 31, 2013.

(3) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

Annual Report | July 31, 2013  7

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013

Principal Amount (000s)		Value
Corporate Bonds & Notes – 30.4%

Airlines – 2.6%
	American Airlines Pass-Through Trust (d),
$3,614	9.73%, 9/29/14	$5,060,022
1,861	10.18%, 1/2/13	3,750,508
877	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	997,060
		9,807,590
Banking – 17.1%
	Ally Financial, Inc.,
527	6.00%, 2/15/19-9/15/19	517,344
538	6.05%, 8/15/19-10/15/19	525,936
20	6.10%, 9/15/19	20,003
31	6.125%, 10/15/19	30,266
1,345	6.15%, 8/15/19-10/15/19	1,346,394
22	6.20%, 4/15/19	22,033
1,371	6.25%, 2/15/16	1,373,078
120	6.30%, 8/15/19	120,156
1,468	6.35%, 2/15/16-4/15/19	1,467,044
629	6.40%, 3/15/16-11/15/19	621,440
2,021	6.50%, 2/15/16-5/15/19	2,019,704
383	6.55%, 12/15/19	380,559
24	6.60%, 5/15/18-6/15/19	23,989
71	6.65%, 6/15/18-10/15/18	70,598
197	6.70%, 6/15/18-6/15/19	193,907
1,335	6.75%, 12/1/14-6/15/19	1,402,685
208	6.80%, 9/15/16-10/15/18	205,952
968	6.85%, 4/15/16-5/15/18	970,396
341	6.875%, 8/15/16-7/15/18	341,493
182	6.90%, 6/15/17-8/15/18	182,051
151	6.95%, 6/15/17	151,056
591	7.00%, 12/15/16-9/15/18	591,617
81	7.05%, 3/15/18-4/15/18	80,905
160	7.125%, 10/15/17	160,247
40	7.15%, 3/15/25	39,833
75	7.20%, 10/15/17	75,117
929	7.25%, 6/15/16-9/15/18	922,975
25	7.30%, 1/15/18	25,039
396	7.35%, 4/15/18	396,154
57	7.50%, 6/15/16	56,726
45	7.55%, 5/15/16	45,254
47	7.75%, 10/15/17	47,081
110	8.125%, 11/15/17	110,200
£7,500	Barclays Bank PLC, 14.00%, 6/15/19 (f)	15,315,720
$1,000	BBVA U.S. Senior s.A.u., 4.664%, 10/9/15	1,032,697

8  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

Principal Amount (000s)		Value
Banking (continued)
	CIT Group, Inc. (a) (c),
$9,000	4.75%, 2/15/15	$9,315,000
300	5.25%, 4/1/14	306,750
	LBG Capital No. 1 PLC,
€200	7.375%, 3/12/20	271,484
£300	7.588%, 5/12/20	476,570
4,800	7.867%, 12/17/19	7,648,847
2,400	7.869%, 8/25/20	3,849,980
$2,000	8.50%, 12/17/21 (a) (c) (f)	2,041,870
£900	11.04%, 3/19/20	1,604,753
	LBG Capital No. 2 PLC,
534	9.125%, 7/15/20	883,006
2,500	11.25%, 9/14/23	4,365,989
2,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19 (converts to FRN on 9/27/14)	3,141,163
		64,791,061
Diversified Financial Services – 5.7%
$7,000	ILFC E-Capital Trust I, 4.96%, 12/21/65 (a) (c) (j)	6,020,000
	SLM Corp.,
200	5.05%, 11/14/14	207,000
6,200	8.00%, 3/25/20	6,936,250
8,200	Springleaf Finance Corp., 6.50%, 9/15/17	8,241,000
		21,404,250
Electric Utilities – 0.3%
1,100	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b) (d) (e)	27,382
1,100	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a) (c)	1,193,500
		1,220,882
Insurance – 4.2%
2,000	AIG Life Holdings, Inc., 8.125%, 3/15/46 (a) (b) (c) (h) (acquisition cost-$1,753,150; purchased 7/12/10)	2,462,500
	American International Group, Inc. (a) (b) (c) (h),
€4,700	8.00%, 5/22/68 (converts to FRN on 5/22/18) (acquisition cost-$6,097,976; purchased 4/4/11-2/8/12)	7,246,033
£3,500	8.625%, 5/22/68 (converts to FRN on 5/22/18) (acquisition cost-$5,656,211; purchased 4/19/12-5/7/12)	6,258,804
		15,967,337
Miscellaneous Manufacturing – 0.5%
$1,900	Bombardier, Inc., 4.25%, 1/15/16 (a) (c)	1,980,750
Total Corporate Bonds & Notes (cost-$101,225,324)		115,171,870
Mortgage-Backed Securities – 21.7%
120	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	93,289
	Banc of America Funding Trust, CMO,
4,353	6.00%, 8/25/36	4,216,886
2,454	6.00%, 3/25/37	2,164,843

Annual Report | July 31, 2013  9

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

Principal Amount (000s)		Value
	BCAP LLC Trust, CMO (a) (c) (j),
$1,200	5.437%, 3/26/37	$337,696
377	14.208%, 6/26/36	92,349
	Bear Stearns ALT-A Trust, CMO (j),
866	2.751%, 9/25/35	667,007
355	2.888%, 11/25/36	234,403
	Chase Mortgage Finance Trust, CMO,
11	2.875%, 12/25/35 (j)	10,051
1,190	6.00%, 2/25/37	1,059,835
807	6.00%, 7/25/37	720,942
2,105	6.25%, 10/25/36	1,900,108
222	Citicorp Mortgage Securities Trust, 5.50%, 4/25/37, CMO	222,320
	Countrywide Alternative Loan Trust, CMO,
362	5.50%, 3/25/35	323,919
164	5.50%, 3/25/36	125,122
1,773	5.703%, 4/25/36 (j)	1,250,411
451	5.75%, 1/25/35	428,567
437	6.00%, 2/25/35	437,796
2,784	6.00%, 5/25/36	2,133,859
1,299	6.00%, 4/25/37	1,020,443
1,084	6.00%, 8/25/37	715,304
873	6.25%, 11/25/36	736,624
1,808	6.25%, 12/25/36 (j)	1,444,672
501	6.50%, 8/25/36	364,225
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
86	2.734%, 2/20/35 (j)	81,117
604	5.50%, 10/25/35	587,103
798	5.75%, 3/25/37	702,641
530	6.00%, 5/25/36	495,152
654	6.00%, 2/25/37	603,545
159	6.00%, 4/25/37	143,639
922	6.25%, 9/25/36	774,987
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
467	6.00%, 2/25/37	414,946
1,367	6.75%, 8/25/36	1,019,919
	GSR Mortgage Loan Trust, CMO,
195	5.50%, 5/25/36	177,781
5,764	6.00%, 2/25/36	5,300,702
63	Harborview Mortgage Loan Trust, 2.758%, 7/19/35, CMO (j)	53,455
2,202	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	1,301,554
	JPMorgan Alternative Loan Trust, CMO,
2,174	2.803%, 3/25/36 (j)	1,633,402
1,863	5.475%, 3/25/37 (j)	1,340,158
1,200	6.31%, 8/25/36	882,597
	JPMorgan Mortgage Trust, CMO,
671	2.814%, 2/25/36 (j)	566,580

10  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

Principal Amount (000s)		Value
$647	4.533%, 1/25/37 (j)	$535,983
1,094	5.00%, 3/25/37	970,188
108	5.75%, 1/25/36	98,759
325	6.00%, 8/25/37	285,342
1,687	Merrill Lynch Mortgage Investors Trust, 3.008%, 3/25/36, CMO (j)	1,147,958
4,208	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (j)	2,914,742
	Residential Accredit Loans, Inc., CMO,
3,966	5.75%, 1/25/34	4,255,658
538	6.00%, 6/25/36	418,221
	Residential Asset Securitization Trust, CMO,
1,143	5.75%, 2/25/36	937,611
457	6.00%, 9/25/36	288,307
787	6.00%, 3/25/37	585,931
1,885	6.00%, 5/25/37	1,722,068
1,186	6.00%, 7/25/37	934,703
1,948	6.25%, 9/25/37	1,376,980
	Residential Funding Mortgage Securities I, CMO,
2,089	3.777%, 8/25/36 (j)	1,720,711
321	6.00%, 9/25/36	289,172
804	6.00%, 1/25/37	709,344
4,115	6.00%, 6/25/37	3,634,779
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
2,677	5.104%, 5/25/36	2,225,854
1,568	5.143%, 1/25/36	1,222,742
888	5.432%, 7/25/36	794,623
1,927	5.447%, 11/25/36	1,502,132
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,400	5.413%, 4/25/37	1,951,168
378	5.807%, 2/25/37	310,653
7,522	WaMu Commercial Mortgage Securities Trust, 5.799%, 3/23/45, CMO (a) (b) (c) (h) (j) (acquisition cost-$7,789,528; purchased 6/18/13)	7,766,023
	WaMu Mortgage Pass-Through Certificates, CMO (j),
251	2.651%, 9/25/36	204,611
818	4.949%, 2/25/37	743,980
1,106	6.083%, 10/25/36	908,798
942	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 6.50%, 8/25/34, CMO	978,795
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,497	2.611%, 7/25/36 (j)	1,388,854
427	2.692%, 7/25/36 (j)	378,501
215	2.71%, 4/25/36 (j)	195,515
871	2.83%, 8/25/36 (j)	805,756
554	5.75%, 3/25/37	503,945
335	6.00%, 6/25/37	322,270
489	6.00%, 7/25/37	471,001
Total Mortgage-Backed Securities (cost-$77,127,994)		82,281,627

Annual Report | July 31, 2013  11

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

Principal Amount (000s)		Value
Sovereign Debt Obligations – 16.0%
Brazil – 15.8%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL18,000	10.00%, 1/1/17	$7,766,138
96,000	10.00%, 1/1/21	40,461,441
28,000	10.00%, 1/1/23	11,702,489
		59,930,068
Spain – 0.2%
€400	Autonomous Community of Catalonia, 3.875%, 9/15/15	529,958
Total Sovereign Debt Obligations (cost-$64,475,875)		60,460,026
U.S. Government Agency Securities (b) – 1.9%
	Fannie Mae, IO,
$5,050	3.50%, 1/25/43-2/25/43, CMO,	1,027,787
4,137	6.06%, 8/25/41, CMO, (j)	948,989
1,775	6.41%, 4/25/41, CMO, (j)	411,642
26,300	6.478%, 1/25/18 (e) (j)	3,728,708
	Ginnie Mae, CMO, IO,
3,892	3.50%, 1/20/42-3/20/43	625,754
1,887	4.00%, 3/20/42	345,599
Total U.S. Government Agency Securities (cost-$6,937,074)		7,088,479
Asset-Backed Securities — 1.8%
1,030	Asset-Backed Funding Certificates, 0.41%, 5/25/37 (a) (c) (j)	910,235
286	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	236,432
3,500	Countrywide Asset-Backed Certificates, 0.75%, 12/25/35 (j)	3,130,335
987	GSAA Home Equity Trust, 6.295%, 6/25/36	548,891
491	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	492,107
236	Mid-State Trust IV, 8.33%, 4/1/30	249,343
797	Mid-State Trust VII, 6.34%, 10/15/36	841,706
615	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	465,308
Total Asset-Backed Securities (cost-$6,534,134)		6,874,357

Shares
Preferred Stock – 1.4%
Banking – 1.4%
207,100	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (i) (cost-$5,267,507)	5,498,505

Principal Amount (000s)
Municipal Bonds – 1.3%
California – 1.3%
$900	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	948,978

12  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

Principal Amount (000s)		Value
California (continued)
$600	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	$604,524
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	3,278,484
Total Municipal Bonds (cost-$5,192,196)		4,831,986
Short-Term Investments – 25.5%
Repurchase Agreements – 19.5%
12,500	Banc of America Securities LLC, dated 7/31/13, 0.09%, due 8/1/13, proceeds $12,500,031; collateralized by U.S. Treasury Notes, 0.25%, due 7/31/15, valued at $12,755,534 including accrued interest	12,500,000
12,300	Barclays Capital, Inc., dated 7/31/13, 0.09%, due 8/1/13, proceeds $12,300,031; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $12,716,184 including accrued interest	12,300,000
5,500	Citigroup Global Markets, Inc., dated 7/31/13, 0.11%, due 8/1/13, proceeds $5,500,017; collateralized by Freddie Mac, 1.62%, due 11/21/19, valued at $5,639,901 including accrued interest	5,500,000
43,700	JPMorgan Securities, Inc., dated 7/31/13, 0.10%, due 8/1/13, proceeds $43,700,121; collateralized by U.S. Treasury Notes, 4.25%, due 8/15/13, valued at $44,627,635 including accrued interest	43,700,000
Total Repurchase Agreements (cost-$74,000,000)		74,000,000
U.S. Treasury Obligations (g) (k) – 6.0%
22,641	U.S. Treasury Bills, 0.01%-0.035%, 8/1/13-8/29/13 (cost-$22,640,831)	22,640,831
Total Short-Term Investments (cost-$96,640,831)		96,640,831
Total Investments (cost-$363,400,935) – 100.0%		$378,847,681

Notes to Schedule of Investments:

(a)   Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $45,931,510, representing 12.1% of total investments.

(b)   Illiquid.

(c)   144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)   In default.

(e)   Fair-Valued–Securities with an aggregate value of $3,756,090, representing 1.0% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)    Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)   All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

Annual Report | July 31, 2013  13

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

(h)   Restricted. The aggregate acquisition cost of such securities is $21,296,865. The aggregate value is $23,733,360, representing 6.3% of total investments.

(i)    Dividend rate is fixed until the first call date and variable thereafter.

(j)    Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.

(k)   Rates reflect the effective yields at purchase date.

(l)    Credit default swap agreements outstanding at July 31, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs:
HCA	$1,500	0.74%	9/20/13	3.00%	$10,035	–	$10,035

(1)  This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)  The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  Interest rate swap agreements outstanding at July 31, 2013:

OTC swap agreements:

			Rate Type
	Notional					Upfront	Unrealized
Swap	Amount	Termination	Payments	Payments		Premiums	Appreciation
Counterparty	(000s)	Date	Made	Received	Value	Paid (Received)	(Depreciation)
Bank of America	$188,000	11/20/18	3-Month USD-LIBOR	2.05%	$829,682	$(646,551)	$1,476,233
Citigroup	60,600	11/20/18	3-Month USD-LIBOR	2.05%	267,439	(110,148)	377,587
Deutsche Bank	145,500	11/20/18	3-Month USD-LIBOR	2.05%	642,120	(257,286)	899,406
JPMorgan Chase	286,000	9/5/18	3-Month USD-LIBOR	1.65%	(390,528)	261,589	(652,117)
Morgan Stanley	55,300	7/31/20	3-Month USD-LIBOR	1.85%	(1,277,293)	73,591	(1,350,884)
					$71,420	$(678,805)	$750,225

Centrally cleared swap agreements:

			Rate Type
	Notional
	Amount	Termination	Payments	Payments		Unrealized
Broker (Exchange)	(000s)	Date	Made	Received	Value	Appreciation
Goldman Sachs (CME)	$5,700	6/19/43	2.75%	3-Month USD-LIBOR	$955,598	$611,888

14  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

(n)  Forward foreign currency contracts outstanding at July 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
6,584,950 Brazilian Real settling 8/2/13	Credit Suisse First Boston	$2,875,147	$2,886,427	$11,280
6,584,950 Brazilian Real settling 11/4/13	Credit Suisse First Boston	2,836,140	2,829,620	(6,520)
6,583,500 Brazilian Real settling 8/2/13	HSBC Bank	2,889,908	2,885,791	(4,117)
1,450 Brazilian Real settling 8/2/13	Morgan Stanley	675	636	(39)
12,174,126 British Pound settling 8/2/13	BNP Paribas	18,729,893	18,519,894	(209,999)
16,591,874 British Pound settling 8/2/13	Deutsche Bank	25,443,638	25,240,393	(203,245)
4,668,000 British Pound settling 8/2/13	JPMorgan Chase	7,059,025	7,101,197	42,172
1,479,000 British Pound settling 8/2/13	Royal Bank of Scotland	2,232,121	2,249,929	17,808
6,172,000 Euro settling 8/2/13	Goldman Sachs	8,138,399	8,210,919	72,520
29,756,000 Mexican Peso settling 9/18/13	Goldman Sachs	2,300,959	2,319,265	18,306

Sold:
6,584,950 Brazilian Real settling 8/2/13	Credit Suisse First Boston	2,889,403	2,886,427	2,976
6,583,500 Brazilian Real settling 8/2/13	HSBC Bank	2,874,514	2,885,791	(11,277)
1,450 Brazilian Real settling 8/2/13	Morgan Stanley	633	636	(3)
12,174,126 British Pound settling 9/3/13	BNP Paribas	18,725,681	18,515,633	210,048
16,591,874 British Pound settling 9/3/13	Deutsche Bank	25,437,897	25,234,586	203,311
34,913,000 British Pound settling 8/2/13	Goldman Sachs	53,901,657	53,111,413	790,244
6,172,000 Euro settling 8/2/13	Citigroup	8,070,853	8,210,919	(140,066)
6,172,000 Euro settling 9/3/13	Goldman Sachs	8,139,331	8,211,783	(72,452)
6,738,600 Mexican Peso settling 9/18/13	JPMorgan Chase	545,768	525,225	20,543
				$741,490

(o)  At July 31, 2013, the Fund held $2,145,000 in cash as collateral and pledged cash collateral of $496,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)  The weighted average daily balance of reverse repurchase agreements during the year ended July 31, 2013 was $21,848,589, at a weighted average interest rate of 0.67%. There were no open reverse repurchase agreements at July 31, 2013.

Annual Report | July 31, 2013  15

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

(q)  Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$–	$–	$9,807,590	$9,807,590
Electric Utilities	–	1,193,500	27,382	1,220,882
All Other	–	104,143,398	–	104,143,398
Mortgage-Backed Securities	–	74,423,255	7,858,372	82,281,627
Sovereign Debt Obligations	–	60,460,026	–	60,460,026
U.S. Government Agency Securities	–	3,359,771	3,728,708	7,088,479
Asset-Backed Securities	–	6,874,357	–	6,874,357
Preferred Stock	5,498,505	–	–	5,498,505
Municipal Bonds	–	4,831,986	–	4,831,986
Short-Term Investments	–	96,640,831	–	96,640,831
	5,498,505	351,927,124	21,422,052	378,847,681
Other Financial Instruments* – Assets
Credit Contracts	–	10,035	–	10,035
Foreign Exchange Contracts	–	1,389,208	–	1,389,208
Interest Rate Contracts	–	3,365,114	–	3,365,114
	–	4,764,357	–	4,764,357
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(647,718)	–	(647,718)
Interest Rate Contracts	–	(2,003,001)	–	(2,003,001)
	–	(2,650,719)	–	(2,650,719)
Totals	$5,498,505	$354,040,762	$21,422,052	$380,961,319

At July 31, 2013, there were no transfers between Levels 1 and 2.

16  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended July 31, 2013, was as follows:

	Beginning Balance 7/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$4,353,771	$1,004,729	$(159,098)	$(1,435)	$13,135	$4,596,488	–	–	$9,807,590
Electric Utilities	709,500	–	(554,925)†	21,529	–	(148,722)	–	–	27,382
Mortgage-Backed Securities	136,790	7,903,364	(109,920)	17,816	(72,843)††	(16,835)	–	–	7,858,372
U.S. Government Agency Securities	–	3,760,558	–	–	–	(31,850)	–	–	3,728,708
Preferred Stock:
Banking	4,654,320	–	(4,510,000)	–	(463,200)	318,880	–	–	–
Totals	$9,854,381	$12,668,651	$(5,333,943)	$37,910	$(522,908)	$4,717,961	–	–	$21,422,052

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2013.

	Ending Balance at 7/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$9,807,590	Third-Party Pricing Vendor	Single Broker Quote	$113.75-$201.50
	27,382	Benchmark Pricing	Security Price Reset	$2.49
Mortgage-Backed Securities	7,858,372	Third-Party Pricing Vendor	Single Broker Quote	$24.50-$103.25
U.S. Government Agency Securities	3,728,708	Interest Only Weighted Average Life Model	Security Price Reset	$14.18

†    Reduction of cost due to corporate action.

††  Relates to paydown shortfall.

*    Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2013 was $3,831,091. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

Annual Report | July 31, 2013  17

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

(r)  The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at July 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$2,753,226	$10,035	–	$2,763,261
Unrealized appreciation of forward foreign currency contracts	–	–	$1,389,208	1,389,208
Total asset derivatives	$2,753,226	$10,035	$1,389,208	$4,152,469
Liability derivatives:
Unrealized depreciation of OTC swaps	$(2,003,001)	–	–	$(2,003,001)
Payable for variation margin on centrally cleared swaps*	(26,828)	–	–	(26,828)
Unrealized depreciation of forward foreign currency contracts	–	–	$(647,718)	(647,718)
Total liability derivatives	$(2,029,829)	–	$(647,718)	$(2,677,547)

*  Included in net unrealized appreciation of $611,888 on centrally cleared swaps as reported in note (m) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended July 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$(6,723,728)	$45,625	–	$(6,678,103)
Foreign currency transactions (forward foreign currency contracts)	–	–	$146,337	146,337
Total net realized gain (loss)	$(6,723,728)	$45,625	$146,337	$(6,531,766)
Net change in unrealized appreciation/ depreciation of:
Swaps	$99,827	$(20,777)	–	$79,050
Foreign currency transactions (forward foreign currency contracts)	–	–	$829,781	829,781
Total net change in unrealized appreciation/depreciation	$99,827	$(20,777)	$829,781	$908,831

18  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2013 (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended July 31, 2013:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)	Interest Rate Swap Agreements (2)
Purchased	Sold	Sell
$62,996,991	$133,354,932	$1,500	$468,800

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

Glossary:

BRL	-	Brazilian Real
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
OTC	-	Over-the-Counter

See accompanying Notes to Financial Statements | Annual Report | July 31, 2013  19

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2013

Principal Amount (000s)		Value
Corporate Bonds & Notes – 23.0%
Airlines – 2.7%
	American Airlines Pass-Through Trust (d),
$7,362	9.73%, 9/29/14	$10,306,703
3,834	10.18%, 1/2/13	7,725,495
2,563	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	2,915,328
		20,947,526
Banking – 11.3%
	Ally Financial, Inc.,
3	5.90%, 2/15/19	3,004
2,150	6.00%, 12/15/13-9/15/19	2,152,205
486	6.10%, 9/15/19	486,067
159	6.125%, 10/15/19	155,238
848	6.15%, 8/15/19-10/15/19	843,935
675	6.20%, 4/15/19	676,026
500	6.25%, 12/15/18	492,970
1,102	6.35%, 4/15/16-4/15/19	1,103,810
1,516	6.50%, 9/15/16-5/15/19	1,511,278
1,172	6.60%, 8/15/16-6/15/19	1,172,942
132	6.65%, 10/15/18	132,198
781	6.70%, 5/15/14-12/15/19	778,781
2,865	6.75%, 6/15/14-5/15/19	2,862,982
104	6.80%, 9/15/16-9/15/18	103,119
207	6.85%, 4/15/16	207,293
7	6.875%, 7/15/18	6,894
326	6.90%, 8/15/18	326,479
135	6.95%, 6/15/17	135,050
7,331	7.00%, 8/15/16-11/15/24	7,309,216
329	7.05%, 3/15/18-4/15/18	328,931
6	7.15%, 9/15/18	5,968
477	7.20%, 10/15/17	477,747
963	7.25%, 6/15/16-4/15/18	964,546
542	7.30%, 12/15/17-1/15/18	542,863
58	7.35%, 4/15/18	58,023
80	7.375%, 11/15/16-4/15/18	80,043
166	7.40%, 12/15/17	166,269
2,692	7.50%, 11/15/16-12/15/17	2,696,841
40	8.00%, 3/15/17	40,006
3	8.125%, 11/15/17	3,005
25	8.20%, 3/15/17	25,033
1,000	8.30%, 2/12/15	1,081,250
24	8.40%, 8/15/15	24,053
2,800	Bank of America N.A., 6.00%, 10/15/36	3,182,472
1,500	BBVA U.S. Senior s.A.u., 4.664%, 10/9/15	1,549,046
	CIT Group, Inc. (a) (c),
7,100	4.75%, 2/15/15	7,348,500

20  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2013 (continued)

Principal Amount (000s)		Value
Banking (continued)
$700	5.25%, 4/1/14	$715,750
	LBG Capital No. 1 PLC,
€500	7.375%, 3/12/20	678,711
£300	7.588%, 5/12/20	476,570
10,200	7.867%, 12/17/19	16,253,799
1,000	7.869%, 8/25/20	1,604,159
4,700	11.04%, 3/19/20	8,380,378
	LBG Capital No. 2 PLC,
€8,900	8.875%, 2/7/20	12,782,586
£300	12.75%, 8/10/20	552,214
€1,100	15.00%, 12/21/19	2,075,665
$5,000	Wachovia Capital Trust III, 5.57%, 9/3/13 (f)	4,893,750
		87,447,665
Diversified Financial Services – 4.4%
1,800	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a) (c)	1,413,000
11,000	ILFC E-Capital Trust II, 6.25%, 12/21/65 (converts to FRN on 12/21/15) (a) (c)	10,202,500
	SLM Corp.,
300	5.05%, 11/14/14	310,500
5,000	8.00%, 3/25/20	5,593,750
	Springleaf Finance Corp.,
€3,200	4.125%, 11/29/13	4,257,120
$11,800	6.50%, 9/15/17	11,859,000
		33,635,870
Electric Utilities – 1.4%
2,300	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b) (d) (e)	57,254
2,200	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a) (c)	2,387,000
8,005	Red Oak Power LLC, 8.54%, 11/30/19	8,524,961
		10,969,215
Insurance – 2.8%
	American International Group, Inc.,
€12,800	8.00%, 5/22/68 (converts to FRN on 5/22/18) (a) (b) (c) (h) (acquisition cost-$13,831,236; purchased 7/13/10-2/8/12)	19,733,877
$1,400	8.175%, 5/15/68 (converts to FRN on 5/15/38)	1,718,500
		21,452,377
Miscellaneous Manufacturing – 0.4%
2,600	Bombardier, Inc., 4.25%, 1/15/16 (a) (c)	2,710,500
Total Corporate Bonds & Notes (cost-$150,731,754)		177,163,153
Mortgage-Backed Securities – 21.8%
280	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	217,675
75	Banc of America Funding Trust, 5.621%, 1/20/47, CMO (j)	56,826

Annual Report | July 31, 2013 21

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2013 (continued)

Principal Amount (000s)		Value
	BCAP LLC Trust, CMO (a) (c) (j),
$1,188	2.90%, 5/26/36	$43,189
2,500	5.437%, 3/26/37	703,532
2,336	9.607%, 5/26/37	373,805
754	14.208%, 6/26/36	184,698
2,097	Bear Stearns Adjustable Rate Mortgage Trust, 3.033%, 10/25/34, CMO (j)	1,709,080
	Bear Stearns ALT-A Trust, CMO (j),
1,811	2.751%, 9/25/35	1,394,652
578	2.888%, 11/25/36	380,905
	Chase Mortgage Finance Trust, CMO,
22	2.875%, 12/25/35 (j)	20,103
123	5.50%, 5/25/36	116,772
	Citicorp Mortgage Securities Trust, CMO,
443	5.50%, 4/25/37	444,640
3,525	6.00%, 9/25/37	3,609,151
	Countrywide Alternative Loan Trust, CMO,
746	5.50%, 3/25/35	666,892
1,880	5.50%, 1/25/36	1,612,162
266	5.50%, 3/25/36	203,324
3,658	5.703%, 4/25/36 (j)	2,579,621
937	5.75%, 1/25/35	890,101
1,065	5.75%, 2/25/35	999,867
1,604	5.75%, 12/25/36	1,240,528
910	6.00%, 2/25/35	911,089
1,163	6.00%, 4/25/36	968,341
5,716	6.00%, 5/25/36	4,381,740
3,864	6.00%, 4/25/37	2,991,220
2,258	6.00%, 8/25/37	1,490,216
1,795	6.25%, 11/25/36	1,514,172
1,167	6.25%, 12/25/36 (j)	932,046
1,003	6.50%, 8/25/36	728,450
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,669	5.75%, 3/25/37	1,469,158
1,075	6.00%, 5/25/36	1,005,309
1,308	6.00%, 2/25/37	1,207,089
1,894	6.25%, 9/25/36	1,593,028
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
507	5.75%, 4/25/36	433,115
3,100	5.863%, 2/25/37 (j)	1,831,155
2,773	6.75%, 8/25/36	2,068,169
2,984	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	2,599,543
2,646	First Horizon Mortgage Pass-Through Trust, 2.706%, 11/25/35, CMO (j)	1,985,444
8,000	GSR Mortgage Loan Trust, 5.50%, 6/25/35, CMO	8,241,240
4,653	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	2,751,012

22  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2013 (continued)

Principal Amount (000s)		Value
	JPMorgan Alternative Loan Trust, CMO,
$3,898	2.662%, 5/25/36 (j)	$2,901,636
4,589	2.803%, 3/25/36 (j)	3,448,294
2,562	5.475%, 3/25/37 (j)	1,842,717
2,500	6.31%, 8/25/36	1,838,744
	JPMorgan Mortgage Trust, CMO,
1,163	2.814%, 2/25/36 (j)	982,073
905	5.142%, 10/25/35 (j)	893,513
1,460	5.50%, 4/25/36	1,445,638
216	5.75%, 1/25/36	197,519
569	6.00%, 8/25/37	499,349
218	6.50%, 9/25/35	213,817
	Lehman Mortgage Trust, CMO,
1,879	6.00%, 7/25/36	1,451,077
3,424	6.00%, 7/25/37	2,911,814
1,275	MASTR Asset Securitization Trust, 6.50%, 11/25/37, CMO	1,109,996
3,288	Merrill Lynch Mortgage Investors Trust, 3.008%, 3/25/36, CMO (j)	2,237,545
5,544	Morgan Stanley Mortgage Loan Trust, 5.091%, 5/25/36, CMO (j)	4,195,099
8,924	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (j)	6,181,263
48	Nomura Asset Acceptance Corp. Alternative Loan Trust, 4.976%, 5/25/35, CMO	44,424
	Residential Accredit Loans, Inc., CMO,
8,105	5.75%, 1/25/34	8,696,344
1,075	6.00%, 6/25/36	836,442
805	6.00%, 8/25/36	624,649
1,666	6.00%, 12/25/36	1,267,918
	Residential Asset Securitization Trust, CMO,
2,364	5.75%, 2/25/36	1,938,980
1,314	6.00%, 2/25/36	1,041,672
915	6.00%, 9/25/36	576,614
2,860	6.00%, 3/25/37	2,130,657
3,931	6.00%, 5/25/37	3,592,425
2,520	6.00%, 7/25/37	1,986,243
4,156	6.25%, 9/25/37	2,937,557
	Residential Funding Mortgage Securities I, CMO,
4,603	3.648%, 9/25/35 (j)	4,067,379
3,633	3.777%, 8/25/36 (j)	2,992,541
1,880	6.25%, 8/25/36	1,720,490
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
5,588	5.104%, 5/25/36	4,646,471
4,703	5.143%, 1/25/36	3,668,226
1,807	5.432%, 7/25/36	1,617,625
5,655	5.447%, 11/25/36	4,408,431
755	Suntrust Adjustable Rate Mortgage Loan Trust, 5.807%, 2/25/37, CMO (j)	621,306

Annual Report | July 31, 2013 23

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2013 (continued)

Principal Amount (000s)		Value
$15,257	WaMu Commercial Mortgage Securities Trust, 5.799%, 3/23/45, CMO (a) (b) (c) (h) (j) (acquisition cost-$15,800,035; purchased 6/18/13)	$15,752,359
	WaMu Mortgage Pass-Through Certificates, CMO (j),
2,762	4.925%, 7/25/37	2,485,615
1,636	4.949%, 2/25/37	1,487,960
2,211	6.083%, 10/25/36	1,817,597
89	Washington Mutual Mortgage Pass-Through Certificates, 6.00%, 6/25/37, CMO	73,057
1,861	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37, CMO	1,723,221
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
3,001	2.611%, 7/25/36 (j)	2,783,674
893	2.692%, 7/25/36 (j)	791,412
430	2.71%, 4/25/36 (j)	391,030
1,452	2.83%, 8/25/36 (j)	1,342,926
1,108	5.75%, 3/25/37	1,007,891
Total Mortgage-Backed Securities (cost-$159,702,571)		167,972,289
Sovereign Debt Obligations – 19.6%
Brazil – 19.1%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL76,000	10.00%, 1/1/17	32,790,359
194,000	10.00%, 1/1/21	81,765,829
79,000	10.00%, 1/1/23	33,017,738
		147,573,926
Spain – 0.5%
€800	Autonomous Community of Catalonia, 3.875%, 9/15/15	1,059,916
2,500	Autonomous Community of Valencia Spain, 2.584%, 9/3/17 (j)	2,972,423
		4,032,339
Total Sovereign Debt Obligations (cost-$160,968,129)		151,606,265
Municipal Bonds – 6.8%
California – 3.6%
$1,650	City & Cnty. of San Francisco Redev. Agcy., Tax Allocation, 8.406%, 8/1/39	1,831,665
3,000	La Quinta Financing Auth., Tax Allocation, 8.07%, 9/1/36, Ser. A	3,132,300
4,000	Long Beach Redev. Agcy., Tax Allocation, 8.11%, 8/1/30	4,192,640
1,200	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	1,209,048
9,200	State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	10,351,104
7,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	6,830,175
		27,546,932
Texas – 3.2%
21,500	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	24,635,560
Total Municipal Bonds (cost-$50,060,429)		52,182,492

24  July 31, 2013 | Annual Report

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2013 (continued)

Principal Amount (000s)		Value
U.S. Government Agency Securities (b) – 4.3%
	Fannie Mae, IO,
$10,610	3.50%, 2/25/42-2/25/43, CMO,	$2,084,969
20,467	4.00%, 8/25/42, CMO,	4,220,429
5,258	4.50%, 11/25/42, CMO,	1,128,044
9,257	6.06%, 1/25/40-8/25/41, CMO, (j)	2,054,540
38,363	6.41%, 11/25/40-4/25/41, CMO, (j)	8,355,285
53,600	6.478%, 1/25/18 (e) (j)	7,599,192
18,328	6.49%, 1/25/37, CMO, (j)	3,163,314
13,894	Freddie Mac, 3.50%, 12/15/32-1/15/43, CMO, IO	2,380,609
	Ginnie Mae, CMO, IO,
8,474	3.50%, 1/20/42-3/20/43	1,359,218
4,729	4.00%, 3/20/42-10/20/42	859,887
Total U.S. Government Agency Securities (cost-$32,250,213)		33,205,487

Shares
Preferred Stock – 3.8%
Banking – 0.8%
248,000	Ally Financial, Inc., 7.30%, 8/30/13	6,254,560
Diversified Financial Services – 3.0%
260,000	Citigroup Capital XIII, 7.875%, 10/30/15 (i)	7,150,000
	Farm Credit Bank,
100,000	6.75%, 9/15/23 (a) (b) (c) (f) (h) (i) (acquisition cost-$10,000,000; purchased 7/16/13)	10,025,000
5,000	10.00%, 12/15/20, Ser. 1 (f)	6,010,937
		23,185,937
Total Preferred Stock (cost-$27,951,120)		29,440,497

Principal Amount (000s)
Asset-Backed Securities – 1.6%
$2,169	Asset-Backed Funding Certificates, 0.41%, 5/25/37 (a) (c) (j)	1,916,284
458	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	378,291
2,023	Greenpoint Manufactured Housing, 8.14%, 3/20/30 (j)	2,078,928
2,057	GSAA Home Equity Trust, 6.295%, 6/25/36	1,143,522
4,646	IndyMac Residential Asset-Backed Trust, 0.35%, 7/25/37 (j)	2,869,812
1,002	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	1,004,719
405	Mid-State Trust IV, 8.33%, 4/1/30	428,358
1,672	Mid-State Trust VII, 6.34%, 10/15/36	1,764,868
1,229	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	930,617
Total Asset-Backed Securities (cost-$12,220,035)		12,515,399

Annual Report | July 31, 2013 25

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2013 (continued)

Principal Amount (000s)		Value
Short-Term Investments – 19.1%
Repurchase Agreements – 13.1%
$13,500	Banc of America Securities LLC, dated 7/31/13, 0.09%, due 8/1/13, proceeds $13,500,034; collateralized by U.S. Treasury Bills, zero coupon, due 7/24/14, valued at $1,020,911 and U.S. Treasury Notes, 0.25%, due 7/31/15, valued at $12,755,534 including accrued interest	$13,500,000
5,500	Citigroup Global Markets, Inc., dated 7/31/13, 0.11%, due 8/1/13, proceeds $5,500,017; collateralized by Freddie Mac, 1.62%, due 11/21/19, valued at $5,639,901 including accrued interest	5,500,000
81,600	Royal Bank of Scotland, dated 7/31/13, 0.10%, due 8/1/13, proceeds $81,600,227; collateralized by U.S. Treasury Notes, 1.00%, due 3/31/17, valued at $83,347,081 including accrued interest	81,600,000
155	State Street Bank and Trust Co., dated 7/31/13, 0.01%, due 8/1/13, proceeds $155,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $160,699 including accrued interest	155,000
Total Repurchase Agreements (cost-$100,755,000)		100,755,000
U.S. Treasury Obligations (g) (k) – 6.0%
46,637	U.S. Treasury Bills, 0.01%-0.041%, 8/1/13-8/29/13 (cost-$46,636,657)	46,636,657
Total Short-Term Investments (cost-$147,391,657)		147,391,657
Total Investments (cost-$741,275,908) – 100.0%		$771,477,239

Notes to Schedule of Investments:

(a)   Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $73,509,994, representing 9.5% of total investments.

(b)   Illiquid.

(c)   144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)   In default.

(e)   Fair-Valued–Securities with an aggregate value of $7,656,446, representing 1.0% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)    Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)   All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)   Restricted. The aggregate acquisition cost of such securities is $39,631,271. The aggregate value is $45,511,236, representing 5.9% of total investments.

(i)    Dividend rate is fixed until the first call date and variable thereafter.

26  July 31, 2013 | Annual Report

Schedule of Investments
PIMCO Income Strategy Fund II
July 31, 2013 (continued)

(j)    Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.

(k)   Rates reflect the effective yields at purchase date.

(l)    Interest rate swap agreements outstanding at July 31, 2013:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup	$410,700	11/20/18	3-Month USD-LIBOR	2.05%	$1,812,498	$(746,497)	$2,558,995
Deutsche Bank	226,300	11/20/18	3-Month USD-LIBOR	2.05%	998,707	(400,164)	1,398,871
JPMorgan Chase	295,000	9/5/18	3-Month USD-LIBOR	1.65%	(402,818)	269,821	(672,639)
Morgan Stanley	115,100	7/31/20	3-Month USD-LIBOR	1.85%	(2,658,524)	153,171	(2,811,695)
					$(250,137)	$(723,669)	$473,532

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation
Goldman Sachs (CME)	$71,800	6/19/43	2.75%	3-Month USD-LIBOR	$12,037,186	$7,075,746

(m)  Forward foreign currency contracts outstanding at July 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
6,594,227 Brazilian Real settling 8/2/13	Citigroup	$2,896,016	$2,890,493	$(5,523)
16,185,800 Brazilian Real settling 8/2/13	Credit Suisse
	First Boston	7,067,109	7,094,834	27,725
16,185,800 Brazilian Real settling 11/4/13	Credit Suisse
	First Boston	6,971,229	6,955,203	(16,026)
9,588,073 Brazilian Real settling 8/2/13	HSBC Bank	4,208,803	4,202,807	(5,996)
3,500 Brazilian Real settling 8/2/13	Morgan Stanley	1,628	1,534	(94)
16,016,000 British Pound settling 8/2/13	Barclays Bank	24,472,448	24,364,346	(108,102)
33,454,000 Euro settling 8/2/13	Citigroup	44,212,806	44,505,522	292,716
59,705,000 Mexican Peso settling 9/18/13	Goldman Sachs	4,616,842	4,653,573	36,731

Annual Report | July 31, 2013	27

Schedule of Investments
PIMCO Income Strategy Fund II
July 31, 2013 (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Sold:
6,594,227 Brazilian Real settling 8/2/13	Citigroup	$2,879,198	$2,890,493	$(11,295)
16,185,800 Brazilian Real settling 8/2/13	Credit Suisse
	First Boston	7,102,150	7,094,834	7,316
9,588,073 Brazilian Real settling 8/2/13	HSBC Bank	4,186,383	4,202,807	(16,424)
3,500 Brazilian Real settling 8/2/13	Morgan Stanley	1,528	1,534	(6)
16,012,000 British Pound settling 8/2/13	Barclays Bank	24,627,737	24,358,261	269,476
16,016,000 British Pound settling 9/3/13	Barclays Bank	24,466,842	24,358,740	108,102
2,080,000 British Pound settling 9/12/13	BNP Paribas	3,267,054	3,163,305	103,749
4,000 British Pound settling 8/2/13	Royal Bank of Scotland	6,113	6,085	28
33,454,000 Euro settling 8/2/13	Citigroup	43,746,324	44,505,522	(759,198)
33,454,000 Euro settling 9/3/13	Citigroup	44,217,925	44,510,206	(292,281)
13,495,811 Mexican Peso settling 9/18/13	JPMorgan Chase	1,093,044	1,051,901	41,143
				$(327,959)

(n)         At July 31, 2013, the Fund held $2,042,000 in cash as collateral and pledged cash collateral of $5,902,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(o)         The weighted average daily balance of reverse repurchase agreements during the year ended July 31, 2013 was $34,653,118, at a weighted average interest rate of 0.59%. There were no open reverse repurchase agreements at July 31, 2013.

(p)         Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$–	$–	$20,947,526	$20,947,526
Electric Utilities	–	10,911,961	57,254	10,969,215
All Other	–	145,246,412	–	145,246,412
Mortgage-Backed Securities	–	151,661,427	16,310,862	167,972,289
Sovereign Debt Obligations	–	151,606,265	–	151,606,265
Municipal Bonds	–	52,182,492	–	52,182,492
U.S. Government Agency Securities	–	25,606,295	7,599,192	33,205,487
Preferred Stock:
Banking	6,254,560	–	–	6,254,560
Diversified Financial Services	7,150,000	16,035,937	–	23,185,937
Asset-Backed Securities	–	12,515,399	–	12,515,399
Short-Term Investments	–	147,391,657	–	147,391,657
	13,404,560	713,157,845	44,914,834	771,477,239
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	886,986	–	886,986
Interest Rate Contracts	–	11,033,612	–	11,033,612
	–	11,920,598	–	11,920,598

28  July 31, 2013 | Annual Report

Schedule of Investments
PIMCO Income Strategy Fund II
July 31, 2013 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/13
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	$–	$(1,214,945)	$–	$(1,214,945)
Interest Rate Contracts	–	(3,484,334)	–	(3,484,334)
	–	(4,699,279)	–	(4,699,279)
Totals	$13,404,560	$720,379,164	$44,914,834	$778,698,558

At July 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended July 31, 2013, was as follows:

	Beginning Balance 7/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$9,720,341	$2,323,436	$(500,360)	$(9,786)	$14,592	$9,399,303	–	–	$20,947,526
Electric Utilities	1,483,500	–	(1,160,304)†	–	–	(265,942)	–	–	57,254
Mortgage-Backed Securities	808,520	16,030,937	(222,959)	34,364	(349,220)††	9,220	–	–	16,310,862
U.S. Government Agency Securities	–	7,664,103	–	–	–	(64,911)	–	–	7,599,192
Preferred Stock:
Banking	20,500,680	–	(19,865,000)	–	(2,034,400)	1,398,720	–	–	–
Totals	$32,513,041	$26,018,476	$(21,748,623)	$24,578	$(2,369,028)	$10,476,390	–	–	$44,914,834

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2013.

	Ending Balance at 7/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$20,947,526	Third-Party Pricing Vendor	Single Broker Quote	$113.75-$201.50
	57,254	Benchmark Pricing	Security Price Reset	$2.49
Mortgage-Backed Securities	16,310,862	Third-Party Pricing Vendor	Single Broker Quote	$16.00-$103.25
U.S. Government Agency Securities	7,599,192	Interest Only Weighted Average Life Model	Security Price Reset	$14.18

†                 Reduction of cost due to corporate action.

††          Relates to paydown shortfall.

*                 Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

Annual Report | July 31, 2013	29

Schedule of Investments
PIMCO Income Strategy Fund II
July 31, 2013 (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2013 was $7,859,897. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(q)  The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at July 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$3,957,866	–	$–	$3,957,866
Unrealized appreciation of forward foreign currency contracts	–	–	886,986	886,986
Total asset derivatives	$3,957,866	–	$886,986	$4,844,852
Liability derivatives:
Unrealized depreciation of OTC swaps	$(3,484,334)	–	$–	$(3,484,334)
Payable for variation margin on centrally cleared swaps*	(337,938)	–	–	(337,938)
Unrealized depreciation of forward foreign currency contracts	–	–	(1,214,945)	(1,214,945)
Total liability derivatives	$(3,822,272)	–	$(1,214,945)	$(5,037,217)

*                 Included in net unrealized appreciation of $7,075,746 on centrally cleared swaps as reported in note (l) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended July 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized (loss) on:
Swaps	$(9,779,777)	–	$–	$(9,779,777)
Foreign currency transactions (forward foreign currency contracts)	–	–	(4,107,355)	(4,107,355)
Total net realized (loss)	$(9,779,777)	–	$(4,107,355)	$(13,887,132)
Net change in unrealized appreciation/depreciation of:
Swaps	$4,896,139	–	$–	$4,896,139
Foreign currency transactions (forward foreign currency contracts)	–	–	(963,109)	(963,109)
Total net change in unrealized appreciation/depreciation	$4,896,139	–	$(963,109)	$3,933,030

30  July 31, 2013 | Annual Report

Schedule of Investments
PIMCO Income Strategy Fund II
July 31, 2013 (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended July 31, 2013:

Forward Foreign Currency Contracts (1)		Interest Rate Swap Agreements (2)
Purchased	Sold
$127,035,750	$281,311,602	$776,640

(1)         U.S. $ Value on origination date

(2)         Notional Amount (in thousands)

Glossary:

BRL	-	Brazilian Real
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
OTC	-	Over-the-Counter

See accompanying Notes to Financial Statements | Annual Report | July 31, 2013	31

Statements of Assets and Liabilities

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

	Income Strategy	Income Strategy II
Assets:
Investments, at value (cost-$289,400,935 and $640,520,908, respectively)	$304,847,681	$670,722,239
Repurchase agreements, at value and cost	74,000,000	100,755,000
Cash	574,560	1,199,137
Foreign currency, at value (cost-$181,273 and $546,675, respectively)	180,110	543,306
Interest receivable	3,336,097	7,520,393
Unrealized appreciation of OTC swaps	2,763,261	3,957,866
Unrealized appreciation of forward foreign currency contracts	1,389,208	886,986
Deposits with brokers for swaps collateral	496,000	5,902,000
Swap premiums paid	335,180	422,992
Prepaid expenses	21,504	44,643
Total Assets	387,943,601	791,954,562

Liabilities:
Payable for investments purchased	6,299,865	11,299,758
Payable to brokers for cash collateral received	2,145,000	2,042,000
Payable for variation margin on centrally cleared swaps	26,828	337,938
Dividends payable to common and preferred shareholders	2,274,986	4,735,631
Unrealized depreciation of OTC swaps	2,003,001	3,484,334
Swap premiums received	1,013,985	1,146,661
Unrealized depreciation of forward foreign currency contracts	647,718	1,214,945
Investment management fees payable	235,328	485,238
Accrued expenses and other liabilities	304,781	364,589
Total Liabilities	14,951,492	25,111,094
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 3,159 and 6,440 issued and outstanding , respectively)	78,975,000	161,000,000
Net Assets Applicable to Common Shareholders	$294,017,109	$605,843,468

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$251	$589
Paid-in-capital in excess of par	414,811,851	941,518,937
Dividends in excess of net investment income	(605,167)	(1,726,050)
Accumulated net realized loss	(137,734,911)	(371,351,102)
Net unrealized appreciation	17,545,085	37,401,094
Net Assets Applicable to Common Shareholders	$294,017,109	$605,843,468
Common Shares Issued and Outstanding	25,137,958	58,881,385
Net Asset Value Per Common Share	$11.70	$10.29

32 July 31, 2013 | Annual Report | See accompanying Notes to Financial Statements

Statements of Operations

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Year ended July 31, 2013

	Income Strategy	Income Strategy II
Investment Income:
Interest	$24,901,684	$52,743,819
Dividends	1,796,713	5,773,109
Miscellaneous	140,000	220,000
Total Investment Income	26,838,397	58,736,928

Expenses:
Investment management	2,972,715	6,070,233
Legal	283,512	332,220
Custodian and accounting agent	175,706	251,284
Auction agent and commissions	137,394	271,351
Interest	89,180	123,805
Audit and tax services	79,752	109,788
Shareholder communications	75,952	104,500
Trustees	35,593	68,606
Transfer agent	28,574	31,003
New York Stock Exchange listing	22,116	46,952
Insurance	11,291	18,624
Miscellaneous	19,846	19,941
Total Expenses	3,931,631	7,448,307
Less: expense reductions (See Note 9)	(173,550)	(173,550)
Net Expenses	3,758,081	7,274,757

Net Investment Income	23,080,316	51,462,171

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	44,223,238	87,291,561
Swaps	(6,678,103)	(9,779,777)
Foreign currency transactions	228,242	(3,119,116)
Net change in unrealized appreciation/depreciation of:
Investments	(17,100,211)	(38,667,817)
Swaps	79,050	4,896,139
Foreign currency transactions	825,517	(900,494)
Net Realized and Change in Unrealized Gain	21,577,733	39,720,496
Net Increase in Net Assets Resulting from Investment Operations	44,658,049	91,182,667
Dividends on Preferred Shares from Net Investment Income	(1,125,860)	(2,295,197)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$43,532,189	$88,887,470

See accompanying Notes to Financial Statements | Annual Report | July 31, 2013 33

Statement of Changes in Net Assets Applicable to Common Shareholders

PIMCO Income Strategy Fund

	Year ended July 31,
	2013	2012
Investment Operations:
Net investment income	$23,080,316	$28,637,714
Net realized gain	37,773,377	968,621
Net change in unrealized appreciation/depreciation	(16,195,644)	(1,734,803)
Net increase in net assets resulting from investment operations	44,658,049	27,871,532

Dividends on Preferred Shares from Net Investment Income	(1,125,860)	(1,141,460)
Net increase in net assets applicable to common shareholders resulting from investment operations	43,532,189	26,730,072

Dividends to Common Shareholders from Net Investment Income	(35,065,709)	(27,503,217)

Common Share Transactions:
Reinvestment of dividends	2,265,316	1,367,723
Total increase in net assets applicable to common shareholders	10,731,796	594,578

Net Assets Applicable to Common Shareholders:
Beginning of year	283,285,313	282,690,735
End of year*	$294,017,109	$283,285,313
*Including undistributed (dividends in excess of) net investment income of:	$(605,167)	$8,515,743

Common Shares Issued in Reinvestment of Dividends	181,510	126,940

34 July 31, 2013 | Annual Report | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

PIMCO Income Strategy Fund II

	Year ended July 31,
	2013	2012
Investment Operations:
Net investment income	$51,462,171	$60,044,012
Net realized gain (loss)	74,392,668	(618,115)
Net change in unrealized appreciation/depreciation	(34,672,172)	2,124,236
Net increase in net assets resulting from investment operations	91,182,667	61,550,133

Dividends on Preferred Shares from Net Investment Income	(2,295,197)	(2,327,391)
Net increase in net assets applicable to common shareholders resulting from investment operations	88,887,470	59,222,742

Dividends to Common Shareholders from Net Investment Income	(85,601,797)	(48,115,485)

Common Share Transactions:
Reinvestment of dividends	4,875,115	2,224,177
Total increase in net assets applicable to common shareholders	8,160,788	13,331,434

Net Assets Applicable to Common Shareholders:
Beginning of year	597,682,680	584,351,246
End of year*	$605,843,468	$597,682,680
*Including undistributed (dividends in excess of) net investment income of:	$(1,726,050)	$29,196,693

Common Shares Issued in Reinvestment of Dividends	449,802	232,354

See accompanying Notes to Financial Statements | Annual Report | July 31, 2013 35

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies

PIMCO Income Strategy Fund (“Income Strategy”) and PIMCO Income Strategy Fund II (“Income Strategy II”) (each a “Fund” and collectively the ‘‘Funds”) were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively. Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Income Strategy and Income Strategy II had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to seek high current income, consistent with the preservation of capital. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

In June 2013, the FASB issued guidance that creates a two tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided

36	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies (continued)

or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. The Funds’ management is evaluating the impact of this guidance on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Boards of Trustees (the “Board”) have adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be

Annual Report | July 31, 2013	37

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies (continued)

amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other

38	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies (continued)

market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base

Annual Report | July 31, 2013	39

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies (continued)

curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued

40	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies (continued)

at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at July 31, 2013. The Funds’ federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions

Annual Report | July 31, 2013	41

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies (continued)

from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price.

42	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies (continued)

Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(i) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(j) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association

Annual Report | July 31, 2013	43

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

1. Organization and Significant Accounting Policies (continued)

(“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(k) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(l) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(m) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating

44	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

2. Principal Risks (continued)

rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

Annual Report | July 31, 2013	45

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

2. Principal Risks (continued)

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds ability to trade, and the availability of prices from independent pricing services or dealer quotations. Some of these securities are illiquid and not actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to

46	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

2. Principal Risks (continued)

terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds had credit default swap agreements and securities outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The Funds settled all outstanding amounts from transactions with the relevant Lehman Brothers entity.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap

Annual Report | July 31, 2013	47

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

3. Financial Derivative Instruments (continued)

agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net

48	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

3. Financial Derivative Instruments (continued)

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset

Annual Report | July 31, 2013	49

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

3. Financial Derivative Instruments (continued)

backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2013 for which the Funds are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors,

50	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

3. Financial Derivative Instruments (continued)

under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(b) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of each Fund’s average weekly total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For these purposes, “other forms of leverage” include amount of leverage attributable to reverse repurchase agreements.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Annual Report | July 31, 2013	51

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

5. Investments in Securities

For the year ended July 31, 2013, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Income Strategy	$11,514,076	$4,445,703	$198,942,034	$369,851,299
Income Strategy II	33,599,454	400,250	469,015,428	743,901,585

6. Income Tax Information

The tax character of dividends paid was:

	Year ended July 31, 2013	Year ended July 31, 2012
	Ordinary Income	Ordinary Income
Income Strategy	$36,191,569	$28,644,677
Income Strategy II	87,896,994	50,442,876

At July 31, 2013, the components of distributable earnings were:

	Ordinary	Capital Loss	Post-October Capital Loss (2)
	Income	Carryforwards (1)	Short-Term
Income Strategy	$2,258,653	$130,345,435	$7,389,476
Income Strategy II	1,066,677	$348,579,482	22,741,658

(1) Capital loss carryfowards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offest future realized capital gains, such gains will not be disbursed

(2) Capital losses realized during the period November 1, 2012 through July 31, 2013 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At July 31, 2013, capital loss carryforward amounts were:

	Year of Expiration
	2017	2018
Income Strategy	$24,030,776	$106,314,659
Income Strategy II	71,086,956	277,492,526

52	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

6. Income Tax Information (continued)

For the year ended July 31, 2013, the Funds had capital loss carryforwards which were utilized as follows:

		Post-Enactment
	Pre-Enactment	Short-Term
Income Strategy	$37,927,964	$3,167,218
Income Strategy II	77,300,840	7,867,441

For the year ended July 31, 2013, permanent “book-tax” adjustments were:

	Dividends in excess of Net Investment Income	Accumulated Net Realized Loss
Income Strategy (a)(b)(c)	$3,990,343	$(3,990,343)
Income Strategy II (a)(b)(c)	5,512,080	(5,512,080)

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of swap payments

(b) Reclassification of gains and losses on foreign currency transactions

(c) Reclassification of paydown losses

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At July 31, 2013, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Income Strategy	$363,522,114	$20,571,560	$5,245,993	$15,325,567
Income Strategy II	741,622,884	42,653,648	12,799,293	29,854,355

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and differing treatment of bond amortization.

7. Auction-Rate Preferred Shares

Income Strategy has 1,053 shares of Preferred Shares Series T, 1,053 shares of Preferred Shares Series W, and 1,053 shares of Preferred Shares Series TH outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Income Strategy II has 1,288 shares of Preferred Shares Series M, 1,288 shares of Preferred Shares Series T, 1,288 shares of Preferred Shares Series W, 1,288 shares of Preferred Shares Series TH and 1,288 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

Annual Report | July 31, 2013	53

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

7. Auction-Rate Preferred Shares (continued)

For the year ended July 31, 2013, the annualized dividend rates ranged from:

Income Strategy:

	High	Low	At July 31, 2013
Series T	1.444%	1.402%	1.402%
Series W	1.447%	1.401%	1.401%
Series TH	1.446%	1.404%	1.404%

Income Strategy II:
	High	Low	At July 31, 2013
Series M	1.444%	1.402%	1.402%
Series T	1.444%	1.402%	1.402%
Series W	1.447%	1.401%	1.401%
Series TH	1.446%	1.404%	1.404%
Series F	1.450%	1.402%	1.402%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the higher of the 7-day USD London Inter-Bank Offered Rate (“LIBOR”) multiplied by 150% or the 7-day USD LIBOR plus 1.25% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

54	July 31, 2013 | Annual Report

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

8. Legal Proceedings

On December 1, 2011, Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC (together, “Brigade Plaintiffs”), significant shareholders of each Fund’s ARPS, filed suit (the “Brigade Action”) in The Commonwealth of Massachusetts Superior Court for Suffolk County against the Funds claiming that each Fund had breached applicable provisions of its Bylaws by setting the next annual meeting of shareholders (which the Funds jointly hold) on July 31, 2012 after the Brigade Plaintiffs had notified the Funds of their intention to nominate a candidate for election to serve as Trustee of each Fund elected by the ARPS voting as a separate class at the Funds’ next annual shareholder meeting. In the Brigade Action, the Brigade Plaintiffs sought injunctive relief requiring the Funds to hold their next annual meetings as soon as practicable. No monetary damages have been alleged or sought by the Brigade Plaintiffs in the suit. On December 7, 2011, the Massachusetts Superior Court denied the Brigade Plaintiffs’ motion for expedited discovery and immediate trial, and on December 23, 2011, the Funds and the Brigade Plaintiffs served simultaneous motions for summary judgment. On February 17, 2012, the Massachusetts Superior Court issued a Decision and Order (“Summary Judgment Order”) granting the Brigade Plaintiffs’ motion for summary judgment and principally requiring the Funds to hold their next annual meeting “as soon as practicable.” Thereafter, the Funds filed a Notice of Appeal of the Summary Judgment Order to the Massachusetts Appeals Court (“Appeals Court”), together with application to the Appeals Court for a stay of the Summary Judgment Order pending the resolution of the appeal. On March 15, 2012, a single Justice of the Appeals Court issued a Memorandum and Order granting a stay of the Summary Judgment Order pending appeal, in which the Justice concluded that the Funds were likely to succeed in their appeal in front of the full Appeals Court, and the Summary Judgment Order in favor of the Brigade Plaintiffs would likely be reversed as wrongly decided. The Funds jointly held annual shareholder meetings for the 2011-2012 fiscal year on July 31, 2012, at which Brigade’s nominee, Mr. Goldman, was elected to the Board of both Funds. On September 21, 2012, the appeal was transferred from the Appeals Court to the Massachusetts Supreme Judicial Court (“SJC”). A hearing with respect to the appeal occurred before the SJC on May 6, 2013. On September 11, 2013, the SJC affirmed the Superior Court’s summary judgment order with a modification requiring the Funds to schedule future annual shareholders’ meetings no later than thirty days after the anniversary of their last annual shareholders’ meeting.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

9. Expense Reduction

For the year ended July 31, 2013, total operating expenses on the Statements of Operations include non-recurring legal fees and expenses of approximately $70,000 for each Fund related to the Brigade Action.

Annual Report | July 31, 2013	55

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2013

9. Expense Reduction (continued)

During the year ended July 31, 2013, each Fund received $173,550 from their insurance provider, which is presented as “expense reductions” on the Statements of Operations.

The insurance recovery relates to current year legal expenses, as well as non-recurring legal fees and expenses of approximately $365,000 for each Fund related to the Brigade Action incurred during the year ended July 31, 2012.

10. Transfer Agent Change

Effective September 17, 2012 (the “Effective Date”), American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Funds’ transfer agent. The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

11. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2013, the following dividends were declared to common shareholders payable September 3, 2013 to shareholders of record on August 12, 2013.

Income Strategy	$0.09 per common share
Income Strategy II	$0.08 per common share

On September 3, 2013, the following dividends were declared to common shareholders payable October 1, 2013 to shareholders of record on September 13, 2013.

Income Strategy	$0.09 per common share
Income Strategy II	$0.08 per common share

There were no other subsequent events identified that require recognition or disclosure.

56	July 31, 2013 | Annual Report

Financial Highlights

PIMCO Income Strategy Fund

For a common share outstanding throughout each year:

	Year ended July 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$11.35		$11.39	$10.62	$9.07	$14.73
Investment Operations:
Net investment income	0.92		1.16	1.24	1.38 (1)	1.54
Net realized and change in unrealized gain (loss)	0.87		(0.04)	0.79	2.72	(5.81)
Total from investment operations	1.79		1.12	2.03	4.10	(4.27)
Dividends on Preferred Shares from Net Investment Income	(0.04)		(0.05)	(0.05)	(0.06)	(0.21)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.75		1.07	1.98	4.04	(4.48)
Dividends to Common Shareholders from Net Investment Income	(1.40)		(1.11)	(1.21)	(2.06)	(1.18)
Common Share Transactions:
Dilution to net asset value, resulting from rights offering	–		–	–	(0.43)	–
Net asset value, end of year	$11.70		$11.35	$11.39	$10.62	$9.07
Market price, end of year	$11.83		$12.52	$12.39	$11.50	$8.98
Total Investment Return (2)	5.69%		12.02%	19.67%	52.70%	(25.78)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of year (000s)	$294,017		$283,285	$282,691	$262,060	$165,982
Ratio of expenses to average net assets, including interest expense (3)(5)	1.24	%(6)	1.85%	1.51%	1.47%	2.31	%(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.21	%(6)	1.65%	1.41%	1.43%	2.20	%(4)
Ratio of net investment income to average net assets (3)	7.59	%(6)	10.93%	11.00%	13.44%	17.31%
Preferred shares asset coverage per share	$118,058		$114,654	$114,474	$107,946	$77,538
Portfolio turnover rate	63%		23%	44%	115%	98%

(1)         Calculated on average common shares outstanding.

(2)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)         Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(4)         Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(m) in Notes to Financial Statements).

(5)         Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(6)         Inclusive of expense reduction (See note 9 in Notes to Financial Statements) of 0.06%.

See accompanying Notes to Financial Statements | Annual Report | July 31, 2013	57

Financial Highlights

PIMCO Income Strategy Fund II

For a common share outstanding throughout each year:

	Year ended July 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$10.23		$10.04	$9.29	$7.98	$14.16
Investment Operations:
Net investment income	0.88		1.03	1.03	1.18 (1)	1.44
Net realized and change in unrealized gain (loss)	0.68		0.03	0.73	2.20	(6.40)
Total from investment operations	1.56		1.06	1.76	3.38	(4.96)
Dividends on Preferred Shares from Net Investment Income	(0.04)		(0.04)	(0.04)	(0.05)	(0.20)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.52		1.02	1.72	3.33	(5.16)
Dividends to Common Shareholders from Net Investment Income	(1.46)		(0.83)	(0.97)	(1.64)	(1.02)
Common Share Transactions:
Dilution to net asset value, resulting from rights offering	–		–	–	(0.38)	–
Net asset value, end of year	$10.29		$10.23	$10.04	$9.29	$7.98
Market price, end of year	$10.24		$10.96	$10.27	$10.05	$7.78
Total Investment Return (2)	6.80%		16.33%	12.53%	52.97%	(29.85)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of year (000s)	$605,843		$597,683	$584,351	$537,342	$341,949
Ratio of expenses to average net assets, including interest expense (3)(5)	1.16	%(6)	1.48%	1.24%	1.42%	2.08	%(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.14	%(6)	1.37%	1.21%	1.37%	1.96	%(4)
Ratio of net investment income to average net assets (3)	8.20	%(6)	10.87%	10.34%	13.08%	17.84%
Preferred shares asset coverage per share	$119,060		$117,792	$115,720	$108,425	$78,091
Portfolio turnover rate	71%		17%	42%	87%	96%

(1)         Calculated on average common shares outstanding.

(2)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)         Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(4)         Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(m) in Notes to Financial Statements).

(5)         Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(6)         Inclusive of expense reduction (See note 9 in Notes to Financial Statements) of 0.03%.

58	July 31, 2013 | Annual Report | See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

To the Shareholders and Board of Trustees of
PIMCO Income Strategy Fund and
PIMCO Income Strategy Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (collectively hereafter referred to as the “Funds”) at July 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 25, 2013

Annual Report | July 31, 2013	59

Tax Information/Joint Annual Shareholder Meeting Results/
Changes to Board of Trustees (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended July 31, 2013, are designated as “qualified dividend income”:

Income Strategy	4.96%
Income Strategy II	6.57%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended July 31, 2013 that qualify for the corporate dividend received deduction is set forth below:

Income Strategy	4.96%
Income Strategy II	6.57%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Joint Annual Shareholder Meeting Results:

The Funds held their annual meetings of shareholders on July 31, 2013. Common/Preferred shareholders voted as indicated below:

Income Strategy:	Affirmative	Withheld Authority
Election of James A. Jacobson – Class II to serve until the annual meeting for the 2014-2015 fiscal year	21,940,315	558,066

Re-election of Bradford K. Gallagher – Class III to serve until the annual meeting for the 2015-2016 fiscal year	21,959,069	539,312

Re-election of John C. Maney† – Class III to serve until the annual meeting for the 2015-2016 fiscal year	21,936,912	561,469

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Neal P. Goldman*, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport* continue to serve as Trustees.

60 July 31, 2013 | Annual Report

Tax Information/Joint Annual Shareholder Meeting Results/
Changes to Board of Trustees (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Income Strategy II:	Affirmative	Withheld Authority
Election of Alan Rappaport – Class I to serve until the annual meeting for the 2014-2015 fiscal year	50,690,467	2,051,417

Re-election of Deborah A. DeCotis – Class II to serve until the annual meeting for the 2015-2016 fiscal year	50,534,136	2,207,748

Re-election of Bradford K. Gallagher – Class II to serve until the annual meeting for the 2015-2016 fiscal year	50,675,050	2,066,834

Re-election of James A. Jacobson* – Class II to serve until the annual meeting for the 2015-2016 fiscal year	**	**

Election of Alan B. Miller* – Class II to serve until the annual meeting for the 2015-2016 fiscal year	4,473	0

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Neal P. Goldman*, Hans W. Kertess, John C. Maney † and William B. Ogden, IV continue to serve as Trustees.

*     Preferred Shares Trustee

**   Trustee was not elected by shareholders at the annual meeting.

†     Interested Trustee

Changes to Board of Trustees:

At the annual shareholder meeting for Income Strategy II held on July 31, 2013, incumbent Trustee James A. Jacobson was replaced on Board of Trustees by Alan B. Miller in a contested election for a Trustee position elected by preferred shareholders of Income Strategy II, voting as a separate class. Mr. Miller was nominated by Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC, holders of the preferred shares of Income Strategy II.

James A. Jacobson was appointed to the Board of Income Strategy as a Class II Trustee effective September 12, 2012 and to the Board of Income Strategy II as a Class III Trustee effective August 5, 2013.

Annual Report | July 31, 2013 61

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Management Agreement with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Agreements”). The Trustees met telephonically on June 10, 2013 and in person on June 14, 2013 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds and accounts managed by the Sub-Adviser with strategies that have similarities (but are not substantially similar) to those of the Funds, (iv) the estimated profitability to the Investment Manager from its relationship with the Funds for the one year period ended December 31, 2012, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all

62 July 31, 2013 | Annual Report

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance of the Funds against their Lipper performance universe for the one-year, three-year and five-year periods ended March 31, 2013.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees

Annual Report | July 31, 2013 63

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares, preferred shares and other forms of leverage, and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds are not charged separate administration fees (recognizing that their management fees include a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Funds).

Income Strategy

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund and PFN. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the nine funds in the expense group ranged from $166.9 million to $575.7 million, and that five of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked eighth out of nine funds in the expense group for total expense ratio based on common share assets and for total expense ratio based on common share and leveraged assets combined, and seventh out of nine funds in actual management fees based on common share assets and eighth out of nine funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year period and for the three-year period and third quintile performance for the five-year period ended March 31, 2013.

Income Strategy II

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund and PFL. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the nine funds in the expense group ranged from $166.9 million to $575.7 million, and that one of the funds is larger in asset size than the Fund. The Trustees also noted that the Fund was ranked fourth out of nine funds in the expense group for total expense ratio based on common share assets, third out of nine funds in the expense group for total expense ratio based on common share and

64 July 31, 2013 | Annual Report

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

leveraged assets combined and seventh out of nine funds in actual management fees based on common share assets and in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year period, second quintile performance for the three-year period and fourth quintile performance for the five-year period ended March 31, 2013.

The Trustees noted that, prior to December 2009, the Funds employed different investment strategies, were managed by a different lead portfolio manager and investment team and were assigned to a different Lipper category, and therefore the one- and three-year period performance information included in the Lipper materials may be more relevant in assessing the Funds’ performance relative to their peers.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees were advised that the Sub-Adviser does not manage any funds or accounts, including institutional or separate accounts, with investment objectives, investment flexibility, and return profiles similar to those of the Funds. However, the Trustees considered the management fees charged by the Sub-Adviser to other funds and accounts with strategies that have similarities (but are not substantially similar) to those of the Funds, including open-end Funds and separate accounts advised by the Sub-Adviser. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees were advised by the Sub-Adviser that it generally provides broader and more extensive services to the Funds in comparison to separate accounts, and incurs additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised by the Sub-Adviser that there are additional portfolio management challenges in managing the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding and make use of reverse repurchase agreements, which increase total assets and thus the absolute amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for

Annual Report | July 31, 2013 65

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

the Funds to continue to have preferred shares and other forms of leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund’s common shareholders under current market conditions. Mr. Neal Goldman, an Independent Trustee, noted his objection to this determination and expressed the view that the Funds should replace their leverage through preferred shares with alternate forms of leverage.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

66 July 31, 2013 | Annual Report

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information

Annual Report | July 31, 2013 67

Privacy Policy/Proxy Voting Policies & Procedures (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

68 July 31, 2013 | Annual Report

Dividend Reinvestment Plan (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of

Annual Report | July 31, 2013 69

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

70 July 31, 2013 | Annual Report

Board of Trustees (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939
Chairman of the Board of Trustees since: 2007
Trustee since: PFL: 2003/PFN: 2004
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013 – 2014 fiscal year.
Trustee/Director of 65 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952
Trustee since: 2011
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 fiscal year for PFL/2015 – 2016 fiscal year for PFN.
Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher
Year of Birth: 1944
Trustee since: 2010
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015 – 2016 fiscal year.
Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009 – 2010) and Trustee of Nicholas-Applegate Institutional Funds (2007 – 2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

Neal P. Goldman
Year of Birth:1969
Trustee since: July 31, 2012
Term of office: Expected to stand for re-election at the annual meeting of shareholders for 2014 – 2015 fiscal year.
Trustee/Director of 2 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Co-Founding Partner, Brigade Capital Management, LLC (from 2007 to 2012).

Annual Report | July 31, 2013 71

Board of Trustees (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
James A. Jacobson	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.
Year of Birth:1945
Trustee PFL: 2009 – July 31, 2012; since September 2012/PFN 2009 – July 31, 2013; since August 5, 2013
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 fiscal year for PFL/2013 – 2014 fiscal year for PFN.
Trustee/Director of 65 funds in Fund Complex
Trustee/Director of 17 funds in Alpine Mutual Funds Complex
Alan B. Miller

Retired. Member of the boards of directors of Trinity Place Holdings Inc.; Allion Healthcare, Inc. and its affiliates; Catalyst Paper Corporation; Eagle Hospitality Properties Trust, Inc. and its affiliates; United Retail Group, Inc. and its affiliates; Friendly Ice Cream Corporation; Big 10 Tire Stores Inc., Mervyn’s Holdings, LLC, Chicago Loop Parking LLC, and CEVA Group Plc. (Since January 1, 2006)

Year of Birth: 1937
Trustee PFN since: July 31, 2013
Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2015 – 2016 fiscal year.
Trustee/Director of 1 fund in Fund Complex
Trustee/Director of no funds outside of Fund Complex
William B. Ogden, IV	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Year of Birth: 1945
Trustee since: 2006
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013 – 2014 fiscal year for PFL/2014 – 2015 fiscal year for PFN.
Trustee/Director of 65 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Alan Rappaport
Year of Birth: 1953
Trustee PFL: 2010/PFN 2010 – July 31, 2012; since September 2012
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013 – 2014 fiscal year for PFL/2015 – 2016 fiscal year for PFN.
Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959
Trustee since: 2006
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015 – 2016 fiscal year for PFL/2013 – 2014 fiscal year for PFN.
Trustee/Director of 85 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

† Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

72 July 31, 2013 | Annual Report

Fund Officers (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: PFL: 2003/PFN: 2004

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex and The Korea Fund, Inc. President of 55 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. (2007-2013) and 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: PFL: 2003/PFN: 2004

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2007-2013) and 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex.
Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2004	Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 2 funds in the Fund Complex.
Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
Neal P. Goldman	Thomas J. Fuccillo
James A. Jacobson	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Alan B. Miller (PFN only)	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Alan Rappaport	Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2013-08-07-7532

©Allianz Global Investors Distributors LLC	AZ600AR_073113

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

	(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

	(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,000 in 2012 and $81,000 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2012 and $16,000 in 2013. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,530 in 2012 and $15,530 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Strategy Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence.

All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning

Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $8,502,146 and the 2013 Reporting Period was $7,163,242.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of  Deborah A. DeCortis, Bradford K. Gallagher, Neal P. Goldman,  James A. Jacobson, Hans W. Kertess, Alan B. Miller, William B. Ogden, IV and Alan Rappaport.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.                          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO INCOME STRATEGY FUND

PIMCO INCOME STRATEGY FUND II

(each a “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of the Trusts’ current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser to each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policy and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policy.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and the summary of the detailed proxy voting policy of the sub-adviser to each Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and the summary of the detailed proxy voting policy of the sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

Allianz Global Investors Fund Management LLC (“AGIFM”)

Proxy Voting Policy Summary

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8.                          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 3, 2013, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Strategy Fund (PFL) and PIMCO Income Strategy Fund II (PFN), (each a “Fund” and collectively, the “Funds”):

William H. Gross, CFA

Mr. Gross has been the portfolio manager for the Funds since December 2009.  Mr. Gross founded Pacific Investment Management Company LLC (“PIMCO’“) more than 40 years ago and is a managing director and co-Chief Investment Officer of PIMCO. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of July 31, 2013, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PFL	42	396,912.76	34	47,271.17	*	66	33,096.12	**
	PFN	42	396,518.73	34	47,271.17	*	66	33,096.12	**

* Of these Other Pooled Investment Vehicles, 7 accounts totaling $4,091.97 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these other Accounts, 14 accounts totaling $7,783.42 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of July 31, 2013, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.

PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of July 31, 2013.

PIMCO Income Strategy Fund PIMCO Income Strategy Fund II

Portfolio Manager	Dollar Range of Equity Securities in each Fund
William H. Gross, CFA	Over $1,000,000 in each Fund

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Strategy Fund II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date:	October 3, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date:	October 3, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 3, 2013